EXHIBIT 99.1

Repurchase Agreement

New York, New York

November 16, 2007

DreamWorks Animation SKG, Inc.

1000 Flower Street

Glendale, CA 91201

Ladies and Gentlemen:

David Geffen (the “Selling Stockholder”) proposes to sell to DreamWorks Animation SKG, Inc., a Delaware corporation (the “Company”) an aggregate of 357,000 shares of Company Class A Common Stock, par value $0.01 per share (the “Common Stock”) held by the Selling Stockholder (said shares to be sold by the Selling Stockholder being hereinafter called the “Securities”).

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Selling Stockholder that:

(a) The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by the Company, has been effectively authorized by all necessary action, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by laws relating to bankruptcy, insolvency, reorganization or other laws relating to creditors’ rights generally or by general principles of equity.

(c) The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not result in a breach of any of the terms or provisions of, or constitute a default under, or conflict with (i) the certificate of incorporation or bylaws of the Company, (ii) any material agreement to which the Company is a party or by which it is bound, (iii) any judgment, decree, order or award of any court, governmental body or arbitrator by which the Company is bound or (iv) any material Federal or State law, rule or regulation applicable to the Company or its property.

(d) No consent, approval, authorization, filing, order, registration or qualification of or with any court or governmental agency or body is required in connection with the transactions contemplated herein.

(e) No broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions.

2. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to and agrees with the Company that:

(a) The Seller Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by the Selling Stockholder, has been effectively authorized by all necessary action, and constitutes the legal, valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except as such enforceability may be limited by laws relating to bankruptcy, insolvency, reorganization or other laws relating to creditors’ rights generally or by general principles of equity.

(c) The Selling Stockholder is the record and beneficial owner of the Securities. The Selling Stockholder has good and valid title to the Securities, free and clear of all adverse claims within the meaning of the New York Uniform Commercial Code.

(d) The execution and delivery of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby do not and will not result in a breach of any of the terms or provisions of, or constitute a default under, or conflict with (i) any material agreement to which the Selling Stockholder is a party or by which he is bound, (ii) any judgment, decree, order or award of any court, governmental body or arbitrator by which the Selling Stockholder is bound or (iii) any material Federal or State law, rule or regulation applicable to the Selling Stockholder or his property.

(e) No consent, approval, authorization, filing, order, registration or qualification of or with any court or governmental agency or body is required for the sale of the Securities by the Selling Stockholder.

(f) In connection with the Selling Stockholder’s sale of the Securities, the Selling Stockholder has had the opportunity to ask the Company any and all relevant questions regarding, among other things, the business and operations of the Company. The Selling Stockholder has, to the extent deemed necessary by the Selling Stockholder, consulted with the Selling Stockholder’s advisors (including the Selling Stockholder’s attorney, accountant or investment advisors) regarding the sale of the Securities to the Company.

(g) No broker or finder has acted for the Selling Stockholder in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions.

3. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell to the Company, and the Company agrees to purchase the Securities from the Selling Stockholder at a price of $28.413 per share. The aggregate purchase price for the Securities shall be $10,143,441.00.

4. Delivery and Payment. Delivery of and payment for the Securities shall be made on the third business day following the date of this Agreement or such different day as the Company and the Selling Stockholders shall mutually agree (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities, in proper form for transfer to the Company, shall be made to the Company against payment by the Company of the aggregate purchase price of the Securities being sold by the Selling Stockholder to or upon the order of the Selling Stockholder by wire transfer payable in same-day funds to an account specified by the Selling Stockholder.

The Selling Stockholder will pay all applicable transfer taxes, if any, involved in the transfer to the Company of the Securities to be purchased by it from the Selling Stockholder.

5. Conditions to the Obligations of the Company and the Selling Stockholder.

(a) The obligations of the Company to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Selling Stockholder contained herein as of the date hereof and the Closing Date and to the performance by the Selling Stockholder of his obligations hereunder.

(b) The obligations of the Selling Stockholder to sell the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and the Closing Date and to the performance by the Company of its obligations hereunder.

6. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Company, will be mailed, delivered or telefaxed to it at (818) 695-6123 and confirmed to it at 1000 Flower Street, Glendale, CA 91201, Attention: General Counsel; or if sent to the Selling Stockholder, will be mailed, delivered or telefaxed to (310) 581-5930 and confirmed to him at 12011 San Vicente Boulevard, Suite 606, Los Angeles, CA 90049, Attention: Richard Sherman.

7. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. Each of the Company and the

Selling Stockholder hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in New York City in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

8. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

9. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Selling Stockholder.

Very truly yours,

/s/ David Geffen
David Geffen

The foregoing Agreement is hereby

confirmed and accepted as of the

date first above written.

DREAMWORKS ANIMATION SKG, INC.

By:	/s/ Katherine Kendrick
Name: Katherine Kendrick
Title: General Counsel